UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

July 19, 2010 (Date of earliest event reported: July 16, 2010)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on May 24, 2010, Scott A. McCurdy informed the board of directors and senior management of Geokinetics Inc. (“Geokinetics” or the “Company”) of his intention to resign from his position as the Company’s Senior Vice President and Chief Financial Officer for personal reasons and to pursue other opportunities outside of the seismic services industry. On July 16, 2010, Geokinetics and Mr. McCurdy entered into an Amended and Restated Confidential Release and Separation Agreement (the “Amended Separation Agreement”), amending that certain Confidential Release and Separation Agreement dated May 24, 2010 (the “Original Separation Agreement” and collectively with the Amended Separation Agreement, the “Separation Agreement”). Under the Amended Separation Agreement, Mr. McCurdy has agreed to remain with the Company in his present capacities through August 18, 2010 to enable an orderly transition. The Original Separation Agreement had provided that Mr. McCurdy would remain with the Company through July 15, 2010.

The terms of the Separation Agreement provide that from July 16, 2010 through August 18, 2010, Mr. McCurdy will receive a monthly salary of $55,000. Pursuant to the Separation Agreement, in exchange for a general release of claims, a non-compete agreement expiring on July 15, 2011 and certain other consideration, the Company agreed to pay Mr. McCurdy $275,040 in cash along with certain other consideration including the vesting on May 24, 2010 of 24,000 shares of previously awarded restricted stock. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

SECTION 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On July 19, 2010, Geokinetics issued a press release announcing that Mr. McCurdy has agreed to delay his departure date from the company and remain with Geokinetics in his present capacity until at least August 18, 2010. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document
10.1	Amended and Restated Confidential Release and Separation Agreement dated July 16, 2010
99.1	Press release dated July 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

July 19, 2010	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr., Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Title of Document
10.1	Amended and Restated Confidential Release and Separation Agreement dated July 16, 2010
99.1	Press release dated July 19, 2010